Exhibit 99.1

Turning Point Brands Announces Pricing of Upsized Private Offering of $150 million of 2.50% Convertible Senior Notes due 2024

LOUISVILLE, KY. – (July 26, 2019) – Turning Point Brands, Inc. (the “Company”) (NYSE: TPB), a leading provider of other tobacco products and adult consumer alternatives, announced the pricing of $150.0 in million aggregate principal amount of convertible senior notes due 2024 (the “Notes”) in a previously announced private offering (the “Offering”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). In addition, the Company has granted the initial purchasers of the Notes a 13-day option to purchase up to an additional $22.5 million in aggregate principal amount of Notes. The $150.0 million in aggregate principal amount of Notes represented an increase of $25.0 million from the original offering size of $125.0 million in aggregate principal amount. The sale of the Notes to the initial purchasers is expected to settle on July 30, 2019, subject to customary closing conditions, and is expected to result in approximately $144.75 million in net proceeds to the Company after deducting the initial purchasers’ discount and estimated offering expenses payable by the Company (assuming no exercise of the initial purchasers’ option to purchase additional Notes).

The Notes will be senior unsecured obligations of the Company and will accrue interest at a rate of 2.50% per year, payable semi-annually in arrears, beginning on January 15, 2020. The Notes will mature on July 15, 2024, unless earlier redeemed, repurchased or converted.  The Company may not redeem the Notes prior to July 15, 2022, after which it may redeem the Notes if certain conditions are met. Holders of the Notes will have the right to require the Company to repurchase all or a portion of their Notes upon the occurrence of a fundamental change (as defined in the indenture governing the Notes) at a purchase price of 100% of their principal amount plus any accrued and unpaid interest.

The initial conversion rate for the Notes is 18.5670 shares of the Company’s voting common stock, par value $0.01 per share (the “common stock”), per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $53.86 per share, which represents a conversion premium of approximately 30% to the last reported sale price of the common stock on the New York Stock Exchange on July 25, 2019). Prior to the close of business on the business day immediately preceding January 15, 2024, the Notes will be convertible at the option of the holders of the Notes only upon the satisfaction of specified conditions and during certain periods. Thereafter until the close of business on the second scheduled trading day preceding the maturity date, the Notes will be convertible at the option of the holders of Notes at any time regardless of these conditions. Conversions of the Notes will be settled in cash, shares of the common stock or a combination thereof, at the Company’s election.

In connection with the pricing of the Notes, the Company entered into capped call transactions with certain financial institutions (the “Option Counterparties”). The capped call transactions are expected generally to reduce or offset the potential dilution to the common stock upon any conversion of Notes with such reduction and/or offset subject to a cap based on the cap price. The cap price of the capped call transactions will initially be approximately $82.86 per share, which represents a premium of approximately 100.0% over the last reported sale price of the common stock of $41.43 per share on July 25, 2019, and is subject to certain adjustments under the terms of the capped call transactions. If the initial purchasers of the Offering exercise their option to purchase additional Notes, the Company expects to enter into additional capped call transactions with the Option Counterparties.

The Company expects, in connection with establishing their initial hedges of the capped call transactions, the option counterparties and/or their affiliates will purchase shares of the common stock and/or enter into various derivative transactions with respect to the common stock concurrently with or shortly after the pricing of the notes. This activity could increase (or reduce the size of any decrease in) the market price of the common stock or the notes at that time.

In addition, the Company expects the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the common stock and/or purchasing or selling the common stock or other securities of the Company in secondary market transactions following the pricing of the notes and prior to the maturity of the notes (and are likely to do so during any observation period related to a conversion of notes or following any redemption of the notes by the Company or any repurchase of notes by the Company on any fundamental change repurchase date or otherwise). This activity could also cause or avoid an increase or a decrease in the market price of the common stock or the notes, which could affect a noteholder's ability to convert its notes and, to the extent the activity occurs during any observation period related to a conversion of notes, it could affect the number of shares and value of the consideration that a noteholder will receive upon conversion of its notes.

The Company intends to use a portion of the net proceeds from the Offering to pay the cost of the capped call transactions described above, repay the approximately $35.5 million outstanding under its second lien credit agreement and the remaining net proceeds from the Offering for general corporate purposes, including acquisitions that are yet to be identified.

The Notes were only offered to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Neither the Notes nor the shares of the common stock potentially issuable upon conversion of the Notes, if any, have been, or will be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.

Neither the notes, nor any shares of common stock issuable upon conversion of the notes have been registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This press release is neither an offer to sell nor a solicitation of an offer to buy any securities, nor shall it constitute an offer, solicitation or sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may generally be identified by the use of words such as “anticipate,” “believe,” “expect,” “intend,” “plan,” and “will” or, in each case, their negative, or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts,  including statements related to whether the Company will be able to consummate the offering, the satisfaction of customary closing conditions with respect to the offering of the notes, prevailing market conditions, the anticipated use of net proceeds of the offering of the notes which could change as a result of market conditions or for other reasons, and the impact of general economic, industry or political conditions in the United States or internationally. By their nature, forward-looking statements involve risks and uncertainties because they relate to events, and depend on circumstances, that may or may not occur in the future. These risks and uncertainties include market risks, trends and conditions. These and other risks are more fully described in our filings with the Securities and Exchange Commission, including in the section titled “Risk Factors” in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. As a result, actual events may differ materially from those expressed in, or suggested by, the forward-looking statements. Any forward-looking statement made by the Company, in this press release speaks only as of the date hereof. New risks and uncertainties come up from time to time, and it is impossible for the Company to predict these events or how they may affect it. The Company has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws.

Source: Turning Point Brands

Contacts:
ir@tpbi.com
Robert Lavan, CFO
(502) 774-9238